SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 5, 2003


                               ATLAS MINERALS INC.
             (Exact Name of Registrant as Specified in Its Charter)


         COLORADO                      1-02714                    84-1533604
--------------------------------    ------------            --------------------
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File Number)            (Identification No.)




Suite 205, 10920 West Alameda Avenue, Lakewood, CO                      80226
--------------------------------------------------                      -----
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: 303-306-0823


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)



--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

         See Press Release attached as Exhibit 99.1 hereto.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      ATLAS MINERALS INC.
                                                       (Registrant)



Date: August 5, 2003                              By   /s/ Gary E. Davis
                                                    ---------------------------
                                                       Gary E. Davis
                                                       Corporate Secretary